UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
September 7, 2005
Date of Report (Date of earliest event reported)
Golden Telecom, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	0-27423 (Commission File Number)	51-0391303 (IRS Employer Identification No.)
Representation Office Golden TeleServices, Inc.
1 Kozhevnichesky Proezd
Moscow, Russia 115114
(Address of principal executive office)
(011-7-501) 797-9300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     Golden Telecom, Inc.’s (“GTI”) designated representative will participate in the ING Emerging Markets Telecom Seminar on September 8 and 9, 2005 in London, United Kingdom.
     Attached hereto as Exhibit 99.1 is GTI’s Investor Presentation.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits

Designation	Description of Exhibit

99.1	Golden Telecom, Inc.’s Investor Presentation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GOLDEN TELECOM, INC. (Registrant)

By:	/s/ BRIAN A. RICH
Name:	Brian A. Rich
Title:	Senior Vice President, Chief Financial Officer and Treasurer
Date: September 6, 2005

Exhibit Index

Designation	Description of Exhibit

99.1	Golden Telecom, Inc.’s Investor Presentation.